Business Combinations	12 Months Ended
Mar. 31, 2013
Business Combinations

(2) Business Combinations

On July 4, 2011, Advantest acquired all outstanding ordinary shares of Verigy Ltd. (“Verigy”), for US$15.00 per share in cash. Verigy became a wholly-owned subsidiary of Advantest. In addition, as part of the consideration in the acquisition, Advantest assumed the obligation for stock options which had been granted by Verigy to certain directors and employees.

Summary of the total purchase price is as follows.

Yen (Millions)
Cash paid	77,661
Assumed stock options	1,068

Total purchase price	78,729

Acquisition-related costs for the year ended March 31, 2012 were ¥1,285 million. These costs are included in “Selling, general and administrative expenses” in the consolidated statements of operations. Acquisition related costs incurred in periods prior to March 31, 2011 were ¥656 million.

Verigy has historically been strong in the non-memory tester and research and development markets in North America and Europe. The complementary strengths in products, customer base, research and development, sales and service are expected to enhance the combined company’s competitiveness in the global market. The acquisition will allow Advantest to provide more and better diversified solutions to its customers in the semiconductor test equipment sector.

This acquisition was accounted for using the acquisition method.

The table below summarizes the allocation of the purchase price based on the fair value of assets acquired and liabilities assumed as of the acquisition date as follows.

Yen (Millions)
Assets acquired and liabilities assumed
Cash and cash equivalents	20,516
Trade receivable, net	2,104
Inventories	11,013
Property, plant and equipment	3,316
Intangible assets	16,899
Goodwill	35,140
Other assets	20,145
Trade accounts payable	(3,136)
Other liabilities	(27,268)

Net assets acquired	78,729

Purchase Price	78,729

Goodwill recognized is attributable primarily to expected synergies from combining operations of Verigy and Advantest. None of the goodwill is expected to be deductible for income tax purposes.

Net Sales and loss before income taxes of Verigy that are included in the consolidated statements of operations for the year ended March 31, 2012 are ¥27,449 million and ¥5,181 million, respectively.

The following represents the unaudited pro forma results of operations of Verigy for the year ended March, 2012, as if the acquisition of Verigy had occurred on April 1, 2010. The pro forma information does not necessarily reflect the actual results of operations had the acquisition been consummated at April 1, 2010, nor is it necessarily indicative of future operating results. The pro forma information does not give effect to any potential revenue enhancements, cost synergies or other operating efficiencies that could result from the acquisition (other than those realized subsequent to the July 4, 2011 acquisition date).

Yen (Millions)
Year ended March 31, 2012
Pro forma net sales	149,916
Pro forma income (loss) before income taxes	(1,866)